UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07749

T. Rowe Price Financial Services Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Item 1: Report to Shareholders

Financial Services Fund	June 30, 2008

The views and opinions in this report were current as of June 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

There is very little good news to share. Financial stocks continued to lead the broader markets lower in the first half of 2008, with the S&P 500 Financials Index declining nearly 30%. Once again, financials claimed the dubious distinction as the worst-performing sector in the S&P 500. Since our last writing, numerous extraordinary and, in some cases, unprecedented events have taken place, including:

• The Federal Reserve extended credit to broker-dealers and began accepting mortgage securities as collateral;

• The Federal Reserve coaxed JPMorgan Chase into buying Bear Stearns by guaranteeing $29 billion of Bear’s debt;

• The second-largest bank failure in U.S. history took place as FDIC officials took over the operations of IndyMac, a California-based bank with $32 billion in assets;

• The Federal Reserve made implicit government guarantees explicit, extended credit, and agreed to inject equity, if needed, to Fannie Mae and Freddie Mac;

• The price of oil increased 46%, to $140 per barrel; and

• The U.S. dollar fell to record lows against numerous world currencies.

HIGHLIGHTS

• Financial stocks continued to lead the broader markets lower in the first half of 2008, with the S&P 500 Financials Index declining nearly 30%.

• Our fund fell sharply but outperformed all of its relevant benchmarks in the last six months, helped by our overweighting in the asset management and property and casualty insurance sectors, a sizable cash position, and the relatively good performance of our nonfinancial holdings.

• We have spent the past few months critically assessing every holding in the portfolio.

• We see a great deal of value in the shares of financial services companies, but we are prepared for a great degree of volatility for the remainder of 2008.

The Financial Services Fund registered a 23.51% loss for the six-month period ended June 30, 2008, but outperformed all of its relevant benchmarks, as shown in the Performance Comparison table. Although its relative performance was solid, the fund produced poor absolute returns in part because of our ill-timed decision to begin buying shares of banks and brokerage companies in the second half of 2007. It is worth noting that stocks tend to reach a bottom before the fundamentals do, and stocks also tend to reach a bottom during, not after, recessions. We often hear about the wave of bank failures yet to materialize. We believe that dozens, if not hundreds, of mostly small, weak financial institutions will fail during the current cycle. Less frequently mentioned is that the market is a forward-looking mechanism: From 1989 to 1993, there were almost 1,500 banking failures, yet almost half of these failures came after October 1990, when the bank stocks began a sharp rally.

As always, we would like to remind our investors that the Financial Services Fund is a relatively narrow offering that is subject to a greater risk of capital losses than more diversified portfolios. We believe that only a relatively small portion of one’s investment portfolio should be allocated to this strategy.

ECONOMY AND INTEREST RATES

Economic growth slowed significantly this year, with gross domestic product (GDP) expanding at an annualized rate of only 1.0% in the first quarter of 2008 and expectations for roughly 1.5% growth in the second quarter. The housing market continued to deteriorate, and aggregate employment fell during the first half of the year. In addition, output in manufacturing and services sectors showed little or no growth, and inflation eroded consumers’ purchasing power. As a result, the economy is teetering on the edge of a recession—popularly defined as two consecutive quarters of negative GDP growth.

As subprime mortgage losses mounted and financial institutions cut back on lending to preserve capital and avoid additional losses, the Federal Reserve took several extraordinary actions to boost market liquidity, as mentioned earlier. The central bank also aggressively reduced the fed funds target rate—an interbank lending rate that banks also use as a benchmark for their prime consumer lending rates—from 4.25% at the end of 2007 to 2.00% by the end of April. Although the economy remains weak, the Fed refrained from cutting rates at the end of June due to rising inflation.

Treasury bill yields—which tend to track the federal funds target rate—fell sharply since last autumn. Long-term yields fell to a lesser extent, reflecting investor concerns about elevated inflation. As a result, the Treasury yield curve, which is a graphic depiction of the relationship between the yields and maturities of government bonds, steepened significantly. This indicates that investors in long-term bonds are currently being compensated with higher income than they could receive from shorter-term fixed-income securities. One year ago, when the Treasury yield curve was flat, there was very little difference between short- and long-term Treasury rates.

MARKET ENVIRONMENT

America’s largest stocks, as measured by the S&P 500 Index, declined almost 12% amid sluggish economic growth in the first half of 2008. Surging food and energy costs, tighter lending conditions, massive mortgage-related losses in the financials sector, and the continuing downturn in the housing market were some of the factors that weighed on investor sentiment and led to weaker consumer spending and corporate profit growth in some sectors. As measured by various Russell indexes, growth stocks held up better than value across all market capitalizations.

Falling home prices and credit problems at lenders continue to be the main story of 2008. However, the home price correction and the process of balance sheet repair at financial services companies are well under way. The current shakeout in the housing and capital markets, which have been very painful to financial services investors, is necessary for our economy and equity markets to stabilize and, ultimately, flourish again. In the last few quarters, the widely cited S&P/Case-Shiller index of home prices has declined almost 18%, housing starts have fallen below one million units for only the fifth time in the last 30 years, and affordability measures are finally back to long-term averages. At the same time, financial companies around the world have raised almost $350 billion of fresh capital to offset a similar amount of mortgage and other loan-related write-offs. The capital-raising process has slowed substantially in recent weeks, as investors have reined in their risk appetite as a result of losing money on nearly every transaction that has taken place over the past few quarters. For example, as of July 14, Goldman Sachs reported that out of the 52 secondary capital raisings it tracks, only two are trading above their issue prices, and the average deal is down 45%. More companies need to raise capital, and some, like IndyMac Bank, will fail, as investors choose to fund only those with the most robust business models. Stronger companies will succeed in their efforts to raise capital despite the current “buyers strike,” but the cost borne by current shareholders of those companies whose management teams and boards of directors were frustratingly slow to react to the worsening environment will be stiff, as stock price declines and investor skepticism have materially increased the cost of capital.

In sum, we are of the view, like King Solomon, that “this, too, shall pass.” The credit crisis and the deflationary spiral gripping the U.S. housing market are broader and deeper than most market participants, including ourselves, anticipated. The effects have spilled into the broader economy and permeated the equity markets, taking all but the energy and commodity sectors with it. The past decade has generated disappointing equity returns as investors have inflated and deflated one bubble after another: technology, real estate, credit, and now perhaps a commodities bubble.

Financial stocks are bearing the brunt of the current correction, but we are optimistic on the longer-term potential for equities in general and financial shares in particular. Why? The U.S. has the largest, most innovative, and most flexible economy in the world, and the Federal Reserve and Treasury Department are, if anything, demonstrating similar innovation and flexibility as they lead us out of this once-in-a-generation credit crunch. At the same time, our team of financial analysts is hard at work looking for diamonds in the rough. We have spent the past few months critically assessing every holding in the portfolio and, in some cases, making difficult decisions to sell securities at significant losses when it has become clear that our analysis was wrong or when the facts have changed and better reward/risk opportunities have surfaced.

Our fund remains well diversified across about 75 issuers of securities. It is somewhat aggressively postured, but with a barbell-like structure. On the conservative side of the barbell, we have a significant 9% cash position, about 13.5% of assets in convertible securities, and a number of stocks that should be defensive in an environment of accelerating credit losses, such as tax preparer H&R Block, insurance broker AON, and niche insurer Assurant. On the aggressive side of the barbell, we have almost half of our fund invested in stocks of capital markets companies—including asset manager Franklin Resources and brokerage firm Merrill Lynch—large money center banks like Citigroup, regional banks with varying market capitalizations, such as First Horizon National, and real estate-related stocks like homebuilder Centex and Florida developer St. Joe. (Please refer to the fund’s portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

PORTFOLIO REVIEW

The fund’s outperformance versus its benchmarks in the last six months can be attributed to our overweighting in the asset management and property and casualty insurance sectors, a sizable cash position, the relatively good performance of our nonfinancial holdings (which we own to help diversify the portfolio), our underweighting of bank stocks, and minimal exposure to securities exchanges. You may recall in our last shareholder letter that the fund’s relative performance suffered a bit in the last half of 2007 as we had limited exposure to exchanges—the best performing segment in the financials sector during 2007—because of their rich valuations and our preference for inexpensive stocks. Valuations are beginning to look reasonable, but the exchanges’ earnings power is still difficult to decipher, as the full effects of financial system deleveraging have yet to be determined.

As for the fund’s performance in absolute terms, our six-month losses can be summed up in two words: credit and confidence. Our biggest detractors share a common thread—significant acceleration in realized or unrealized credit losses and/or a crisis of confidence among key constituents, including counterparties and investors. Our four largest detractors in the period—American International Group (AIG), Citigroup, Bank of America, and Merrill Lynch—are household names and were formerly considered blue chip companies. Shares of all these companies are now in the bargain bin, and all but Bank of America have replaced their chief executive officers. We maintain large positions in the common stock and convertible securities of Citigroup, Bank of America, and Merrill Lynch, but we significantly reduced our exposure to AIG during the first half of the year and eliminated it from the fund in July. AIG’s Form 8-K filing with the SEC in early 2008 contained some surprising disclosures around the nature and magnitude of exposure to various toxic assets. We concluded that AIG’s exposure to virtually every distressed asset class makes its shares a proxy for credit indices rather than a representation of the value of its many desirable businesses.

Other detractors were less about credit and more about confidence. Bear Stearns and Lehman Brothers had significant but seemingly manageable write-downs on the horizon; however, their woes were exacerbated by a crisis of confidence. Bear Stearns was ultimately bought by JPMorgan Chase, another holding in our fund, for a fraction of its book value, as counterparties demanded their cash from Bear Stearns and created a liquidity crisis. Lehman Brothers, on the other hand, has had no liquidity crisis. The company has raised capital, increased its disclosure of hard-to-value assets, is gaining market share in most of its businesses, does not face the counterparty demands for capital that Bear Stearns experienced, and has at least the same degree of liquidity as any investment bank on Wall Street, and perhaps more. However, as of this writing, the value of Lehman’s equity continues to decline, as rumors—so far uniformly unfounded—concerning Lehman’s standing as a counterparty swirl about to the consternation of current owners and to the delight of short-sellers. We maintain positions in Lehman’s equity and convertible bonds, but we recognize that financial companies are fragile and that perception can ultimately become reality in the current environment—a notion that some unscrupulous market participants may use to their advantage until our capital markets regulatory framework is adjusted appropriately.

Our positive contributors to performance are an eclectic mix. Our biggest contributor came from our largest position, H&R Block. The company has moved past its ill-fated “de-worse-ification” strategy of the past and is thriving under new leadership. H&R Block is cutting costs, gaining market share in its core tax business, and rebuilding its balance sheet. As the size of our position increased to more than 6% of fund assets, we began to take some profits. As of this writing, we still think the stock is a compelling investment, and it remains our largest holding, as shown in the table on page 10. Other contributors in a period in which positive returns were hard to achieve were sourced from two distinct areas. The first came from short-term trading opportunities that arose from distressed capital raisings by SLM (Sallie Mae) and Washington Mutual and from the initial public offering of Visa, whose price quickly exceeded our most optimistic valuation targets. We no longer own any of these securities. Another positive was the performance of some of our nonfinancial holdings, like energy company BJ Services and conglomerate Tyco International.

Notable purchases in the current period include the convertible bonds of several banks and broker-dealers, including Citigroup, Bank of America, Wachovia, and Lehman Brothers. Recognizing that the credit cycle is still playing out, we believe convertible securities are a reasonable way to increase our exposure to the troubled banking and brokerage sector, as convertible bonds share in the upside move of common equity, but they have some downside protection because of the bond-like features embedded in the security. Other notable purchases include the common stock of State Street, Ameriprise Financial, and Goldman Sachs. All of these stocks are leaders in their respective industries, have strong balance sheets, and should gain market share during these difficult times. While near-term earnings projections hinge, to some degree, on the performance of the broader equity and credit markets, we think these companies will experience significant earnings growth and price/earnings (P/E) multiple expansion when our economy returns to normal growth.

Notable sales in the current period include AIG, as mentioned earlier, Genworth Financial, MetLife, Prudential Financial, and Assurant. Genworth, like AIG, represents a failed investment thesis. We reduced the size of our investment in Genworth significantly during the period. We are uncomfortable with the high level of senior management turnover at the company. Also, we are concerned about Genworth’s risk management capability, given the heavy losses from both its mortgage insurance underwriting business and its aggressive general account investing strategies in mortgage securities. It is unusual for a prudent insurance company to take such large and correlated risks on both the asset and liability side of its balance sheet. Our mistake involves an incorrect assessment that we were being adequately compensated for the risks, given Genworth’s significant discount to book value. Sales of MetLife, Prudential, and Assurant represent trimming around core positions after significant price appreciation or relative outperformance. All three of these securities are significant holdings in our fund, and we intend to add to our positions over time during periods of weakness.

OUTLOOK

We see a great deal of value in the shares of financial services companies, but we are prepared for a great degree of volatility for the remainder of 2008. We noted in our last report that our enthusiasm for financial stocks was somewhat tempered by inflationary pressures and the potential for a significant recession, and that our gains could be pushed out until 2009. Today, the odds of significant recession have increased, but financial stocks have already declined 30% in the first half of 2008, and our concerns over inflation in the U.S. have moderated a bit. We believe the significant contraction of credit working its way through the financial system and the reduced demand that comes from oil prices around $140 per barrel are deflationary and will likely temper price and wage inflation in the months to come. Our analysis also leads us to believe that the rate of housing price declines and the rate of bank-loan loss-reserve building will slow meaningfully by the early part of 2009. This could set the stage for financial stocks to register significant gains as the market’s discounting mechanisms anticipate improving balance sheets, earnings, and returns.

Respectfully submitted,

Jeffrey W. Arricale
Chairman of the fund’s Investment Advisory Committee

July 23, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The banking industry can be significantly affected by legislation that has reduced the separation between commercial and investment banking businesses, changed the laws governing capitalization requirements and the savings and loan industry, and increased competition. In addition, changes in general economic conditions and interest rates can significantly affect the banking industry. Financial services companies may be hurt when interest rates rise sharply, although not all companies are affected equally. The stocks may also be vulnerable to rapidly rising inflation.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings (P/E) ratio: A ratio shows the “multiple” of earnings at which a stock is selling. It is calculated by dividing a stock’s current price by its current earnings per share. For example, if a stock’s price is $60 per share and the issuing company earns $2 per share, the P/E ratio is $60/$2, or 30.

Price/book value (P/BV) ratio: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/08
H&R Block	6.1%
Citigroup*	4.8
Bank of America*	4.2
AON	3.4
National City*	2.3
Wachovia*	2.3
Merrill Lynch*	2.2
Morgan Stanley	2.1
MetLife	1.9
Ameriprise Financial	1.9
State Street	1.9
Assurant	1.8
Prudential Financial	1.7
Lazard	1.7
Affiliated Managers Group*	1.7
Hartford Financial Services Group	1.7
Lehman Brothers	1.6
Bank of New York Mellon	1.6
Franklin Resources	1.5
Goldman Sachs	1.5
St. Joe	1.4
StanCorp Financial Group	1.3
CNinsure	1.2
JPMorgan Chase	1.2
ACE	1.2
Total	54.2%

*Holdings include common stock and convertible securities.

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 6/30/08

Best Contributors		Worst Contributors	
H&R Block	14¢	American International Group	-27¢
Visa***	7	Citigroup	-27
SLM***	3	Bank of America	-25
BJ Services	2	Merrill Lynch	-18
Tyco International**	2	AMBAC Financial Group**	-17
Washington Mutual***	2	Lehman Brothers	-17
Eaton Vance*	2	Genworth Financial	-15
U.S. Bancorp**	1	Prudential Financial	-14
CNinsure	1	Freddie Mac	-13
Marsh & McLennan**	0	Bear Stearns**	-13
Total	34¢	Total	-186¢

12 Months Ended 6/30/08

Best Contributors		Worst Contributors	
Waddell & Reed Financial	8¢	Citigroup	-68¢
Visa***	8	American International Group	-45
Assurant	7	AMBAC Financial Group**	-39
AON	5	First Horizon National	-36
Deutsche Boerse**	4	Bank of America	-34
Longtop Financial Technologies***	4	Genworth Financial	-33
Northern Trust**	3	Fannie Mae	-29
SLM***	3	Freddie Mac	-26
AMERIGROUP	3	Merrill Lynch*	-25
GE**	3	SunTrust	-23
Total	48¢	Total	-358¢

*Position added.
**Position eliminated.
***Position added and eliminated.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights
For a share outstanding throughout each period

	6 Months Ended 6/30/08‡	Year Ended 12/31/07‡	12/31/06‡	12/31/05‡	12/31/04	12/31/03
NET ASSET VALUE						
Beginning of period	$ 17.10	$ 21.38	$ 21.14	$ 23.50	$ 21.86	$ 16.75
Investment activities						
Net investment income	0.15	0.36	0.43	0.27	0.17	0.21
Net realized and unrealized gain (loss)	(4.17)	(2.37)	2.94	0.97	2.74	5.64
Total from investment activities	(4.02)	(2.01)	3.37	1.24	2.91	5.85
Distributions						
Net investment income	–	(0.39)	(0.43)	(0.32)	(0.17)	(0.23)
Net realized gain	–	(1.88)	(2.70)	(3.28)	(1.10)	(0.51)
Total distributions	–	(2.27)	(3.13)	(3.60)	(1.27)	(0.74)
NET ASSET VALUE						
End of period	**$ 13.08**	**$ 17.10**	**$ 21.38**	**$ 21.14**	**$ 23.50**	**$ 21.86**

Ratios/Supplemental Data

Total return^	**(23.51)%**	**(9.35)%**	**15.98%**	**5.10%**	**13.42%**	**35.08%**
Ratio of total expenses to average net assets	0.97%+	0.91%	0.90%	0.93%	0.93%	0.97%
Ratio of net investment income to average net assets	1.92%+	1.71%	1.91%	1.21%	0.77%	1.16%
Portfolio turnover rate	94.3%+	139.8%	113.4%	55.7%	35.5%	50.8%
Net assets, end of period (in thousands)	$ 321,235	$ 368,425	$ 445,027	$ 393,791	$ 411,210	$ 371,595

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

\+ Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 76.7%		
BANKS 12.6%		
Major Banks 8.2%		
Allied Irish Banks, ADR	60,900	1,875
Bank of America	329,300	7,860
Citigroup	473,100	7,929
Erste Bank der Oesterreich Sparkasse (EUR)	44,908	2,778
JPMorgan Chase	113,600	3,898
Wachovia	133,900	2,080
		26,420
Regional/Savings Banks 4.4%		
Colonial BancGroup (1)	325,000	1,436
Comerica (1)	64,100	1,643
First Horizon National (1)	404,500	3,005
Marshall & Ilsley (1)	160,900	2,467
National City	212,218	1,012
SunTrust	57,500	2,083
Synovus Financial (1)	287,000	2,506
		14,152
Total Banks		40,572
CAPITAL MARKETS 20.4%		
Capital Markets 20.4%		
Affiliated Managers Group (2)	35,400	3,188
Bank of New York Mellon	132,400	5,009
BlackRock	5,400	956
BOVESPA (BRL)	106,000	1,316
Cohen & Steers	63,900	1,659
Eaton Vance	38,400	1,527
Federated Investors, Class B	42,800	1,473
Fortress Investment, Class A	239,300	2,948
Franklin Resources	53,163	4,872
Goldman Sachs	27,430	4,798

Lazard	159,600	5,450
Legg Mason	19,800	863
Merrill Lynch	190,500	6,041
Morgan Stanley	188,700	6,806
Nymex	20,000	1,690
Och-Ziff Capital Management	182,900	3,477
Piper Jaffray (1)(2)	60,000	1,760
Raymond James Financial (1)	114,600	3,024
State Street	94,300	6,034
Waddell & Reed Financial, Class A	72,100	2,524
Total Capital Markets		65,415
FINANCE 11.6%		
Consumer Finance 1.9%		
Capital One Financial (1)	90,300	3,432
Discover Financial	196,000	2,581
		6,013
Diversified Financials 7.4%		
H&R Block (3)	916,800	19,619
McGraw-Hill	46,000	1,846
Moody's (1)	67,100	2,311
		23,776
Thrift & Mortgage Finance 2.3%		
Fannie Mae (1)	188,700	3,682
Freddie Mac	235,200	3,857
		7,539
Total Finance		37,328
INSURANCE 26.8%		
Insurance 26.8%		
ACE Limited	70,600	3,889

American International	77,300	2,045
AMERIGROUP (2)	77,400	1,610
Ameriprise Financial	149,800	6,092
Aon	235,000	10,796
Assurant	86,400	5,699
Assured Guaranty	161,000	2,896
CIGNA	93,800	3,320
CNinsure (1)(2)	269,700	3,957
Genworth Financial, Class A	166,000	2,957
Hartford Financial Services	82,500	5,327
Humana (2)	38,500	1,531
Infinity Property & Casualty	28,200	1,171
Max Capital (1)	65,600	1,399
MetLife	117,000	6,174
Munich Re (EUR)	9,687	1,696
Principal Financial	64,400	2,703
Prudential (GBP)	156,900	1,662
Prudential Financial	91,700	5,478
Seabright Insurance (2)	224,115	3,245
Selective Insurance	59,400	1,114
StanCorp Financial	89,600	4,208
The Travelers Companies	75,800	3,290
White Mountains Insurance	8,900	3,818
Total Insurance		86,077

MISCELLANEOUS 2.4%

Other 2.4%

AT&T	54,900	1,849
BJ Services (3)	39,200	1,252
Cablevision, Class A (2)	114,900	2,597
Tyco Electronics	55,100	1,974
Total Miscellaneous		7,672

REAL ESTATE 2.9%		
Real Estate 2.9%		
Centex (1)	258,100	3,451
KB Home (1)	85,600	1,449
St. Joe (1)	129,700	4,451
Total Real Estate		9,351
Total Common Stocks (Cost $311,824)		246,415
PREFERRED STOCKS 0.0%		
CAPITAL MARKETS 0.0%		
Capital Markets 0.0%		
BM&F Bovespa (BRL) (2)	10,600	113
Total Preferred Stocks (Cost $108)		113
CONVERTIBLE PREFERRED STOCKS 12.6%		
BANKS 8.7%		
Major Banks 5.8%		
Bank of America	6,350	5,644
Citigroup (1)	172,500	7,569
Wachovia	6,100	5,410
		18,623
Regional/Savings Banks 2.9%		
East West Bancorp (2)	3,600	2,526
Huntington Bancshares	2,200	1,523
National City, Acquisition Date: 4/28/08 Acquisition Cost $3,600 (4)	36	3,434
Provident Bankshares, Acquisition Date: 4/14/08 Acquisition Cost $1,815 (2)(4)	1,815	993

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 6/30/08
Investment Income (Loss)	
Income	
Dividend	$ 4,614
Securities lending	276
Interest	215
Other	2
Total income	5,107
Expenses	
Investment management	1,155
Shareholder servicing	408
Prospectus and shareholder reports	33
Custody and accounting	83
Registration	23
Legal and audit	9
Directors	4
Miscellaneous	4
Total expenses	1,719
Net investment income	3,388
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	(54,359)
Foreign currency transactions	17
Net realized loss	(54,342)
Change in net unrealized gain (loss)	
Securities	(43,237)
Written options	44
Other assets and liabilities denominated in foreign currencies	(10)
Change in net unrealized loss	(43,203)
Net realized and unrealized loss	(97,545)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (94,157)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Financial Services Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on September 30, 1996. The fund seeks long-term growth of capital and a modest level of income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $6,000 for the six months ended June 30, 2008.

New Accounting Pronouncements On January 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Purchased and written options are valued at the mean of the closing bid and asked prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on June 30, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Options Call and put options give the holder the right to purchase and sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Written options are reflected in the accompanying Statement of Assets and Liabilities at market value. Transactions in options written and related premiums received during the six months ended June 30, 2008, were as follows:

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On June 30, 2008, the value of loaned securities was $34,476,000; aggregate collateral received included U.S. government securities valued at $703,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $194,247,000 and $158,799,000, respectively, for the six months ended June 30, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2008.

At June 30, 2008, the cost of investments for federal income tax purposes was $436,300,000. Net unrealized loss aggregated $74,945,000 at period-end, of which $5,148,000 related to appreciated investments and $80,093,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2008, the effective annual group fee rate was 0.30% .

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2008, expenses incurred pursuant to these service agreements were $54,000 for Price Associates, $274,000 for T. Rowe Price Services, Inc., and $25,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2008, the fund was charged $23,000 for shareholder servicing costs related to the college savings plans, of which $17,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2008, approximately 4% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/ or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 225,117 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio was at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Financial Services Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2008